UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

RIGETTI COMPUTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of Principal Executive Offices)	(Zip Code)

(510) 210-5550

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Collaboration Agreement

On February 27, 2025, Rigetti & Co, LLC (“Rigetti Sub”), a wholly-owned subsidiary of Rigetti Computing, Inc., a Delaware corporation (“Rigetti” or the “Company”), entered into a Collaboration Agreement (the “Collaboration Agreement”) with Quanta Computer Inc., a Taiwan corporation (“Quanta”).

Pursuant to the Collaboration Agreement, Rigetti Sub and Quanta may enter into written statements of work from time to time pursuant to which Quanta will develop Covered Components listed in such statement of work that meet the specifications and requirements provided by Rigetti Sub. “Covered Components” may include control systems, dilution refrigerators, flexible cables, and select other non-quantum processing unit (“QPU”) components suitable for Rigetti Sub’s quantum computing products. No statements of work were entered into by the parties in connection with the entry into the Collaboration Agreement.

Under the Collaboration Agreement, during the term of a statement of work, if any, each party agrees to grant the other party during the term of any such statement of work, a royalty-free, paid-up, non-exclusive, worldwide, non-assignable, limited license, without the right to grant sublicenses in, to and under any and all of their respective background technology and any new technology solely developed by such party’s personnel under a statement of work that is disclosed or provided to the other party pursuant to the Collaboration Agreement (and related intellectual property (“IP”) rights). Rigetti Sub will retain all rights, title and ownership to all QPU Technology (as defined in the Collaboration Agreement) and related IP rights created in the course of activities specified in a statement of work under the Collaboration Agreement, and Quanta agrees to assign any such rights to Rigetti Sub. Other than the QPU Technology and IP rights described above, to the extent there is any jointly created, invented or other developed technology in the course of the performance of activities specified in a statement of work under the Collaboration Agreement, Rigetti Sub and Quanta will jointly own, and each party will hold a one-half undivided interest in, all such joint project technology and all newly-created or newly-arising IP rights with respect thereto. In addition, each party agrees to not assert against the other any claim alleging any infringement, misappropriation, or other violation of any proprietary know-how, processes, confidential information, trade secrets, or technology owned by such asserting party, and each party agrees to negotiate in good faith to enter into certain licenses to IP rights if requested by the other party, all in the circumstances and subject to certain limitations as described in the Collaboration Agreement.

Pursuant to the Collaboration Agreement, during the five (5) year period following February 27, 2025, the effective date of the Collaboration Agreement (the “Effective Date”), (i) Rigetti Sub has agreed it will invest at least two hundred fifty million US dollars (US $250,000,000) in the field of quantum computing, in furtherance of its product roadmap, and (ii) Quanta has agreed it will invest at least two hundred fifty million US dollars (US $250,000,000) in the field of quantum computing, and the investment by Quanta will be towards personnel and capital expenditures for developing products and services and manufacturing capability in furtherance of the Rigetti Sub product roadmap. Purchase of shares or other securities of Rigetti Sub or any of its affiliates (including the Company) will not count as investment by Quanta for purposes of the Collaboration Agreement.

Pursuant to the Collaboration Agreement, Quanta agrees to use commercially reasonable efforts to supply Covered Components to Rigetti Sub to meet Rigetti Sub’s requirements, and Rigetti Sub has the right to place orders to purchase Covered Components and Quanta will accept and fulfill such orders, in each case, pursuant to an applicable statement of work and/or other future agreements regarding the supply between the parties. The parties also agreed that the price charged to Rigetti Sub for: (i) Covered Components (other than dilution refrigerators) will be Quanta’s cost of direct materials and manufacturing such Covered Components plus an agreed upon additional percentage of such cost; and (ii) dilution refrigerator Covered Components will be competitive among comparable products. The parties also agreed that Quanta will supply the Covered Components created, invented, or otherwise developed under statements of work to the Collaboration Agreement solely to Rigetti Sub and not to any other person or entity; provided, that, this will not restrict or limit Quanta’s rights to supply products or components (other than the Covered Components) to any third party.

During the term of the Collaboration Agreement, Rigetti Sub has the right to establish one or more alternate sources of Covered Components. Quanta agrees to reasonably assist Rigetti Sub with establishing any alternate sources as reasonably required for the alternate sources to manufacture and supply the Covered Components to Rigetti Sub, as described more fully in the Collaboration Agreement.

The term of the Collaboration Agreement is five years from the Effective Date. The Collaboration Agreement provides that it can be terminated for uncured material breach, in the event of bankruptcy or other similar proceeding with respect to either party, or if all statements of work entered into have expired or terminated. Each party may also terminate the Collaboration Agreement if no statement of work has been entered into by December 31, 2025, or if the Securities Purchase Agreement (as defined below) is terminated as a result of the failure to obtain the BIS Clearance (as defined below) by December 31, 2025. Rigetti Sub may terminate a statement of work (and certain related statements of work) for uncured failure to meet statement of work milestones or to achieve final acceptance of Covered Components within time frames specified in the statement of work, or for uncured material breach of a statement of work. Quanta may terminate a statement of work (and certain related statements of work) for uncured material breach of such statement of work.

The Collaboration Agreement provides that neither party is obligated to disclose or provide technology or IP rights in violation of applicable law and that neither party is obligated to disclose or provide technology or IP rights developed under a contract with a governmental entity if such disclosure or provision would result in that party’s breach of that contract or related applicable law. If either of the foregoing circumstances arises, then upon request of either party the parties will discuss in good faith alternate means to achieve the purposes of the Collaboration Agreement. In addition, if at any time an applicable law or action by a governmental entity would restrict or limit the right or ability of a party to perform activities under the Collaboration Agreement in any material respect, the parties will discuss in good faith modifications to the Collaboration Agreement that are required in order to permit the parties to achieve the purposes of the Collaboration Agreement and remain in compliance with such law or action, and if the parties have not agreed on such modifications within 60 days, then either party may terminate the affected statement of work or the entire agreement if the entire agreement is affected.

The foregoing description of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the Collaboration Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Securities Purchase Agreement

In connection with the Collaboration Agreement, on February 27, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement” and, together with the Collaboration Agreement, the “Agreements”) with Quanta, pursuant to which the Company agreed to sell and issue to Quanta in a private placement transaction (the “Private Placement”) 3,020,412 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price per Share of $11.58782, for an aggregate value of approximately $35,000,000.

The offer and sale of the Shares in the Private Placement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Shares issued in the Private Placement will be offered and sold without registration under the Securities Act pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder as transactions not involving a public offering, as well as similar exemptions under applicable state securities laws.

The closing of the Private Placement (the “Private Placement Closing”) is subject to (i) the expiration of a 30-day waiting period after the Company’s submission of a classification request to the Bureau of Industry and Security of the Department of Commerce (the “BIS Clearance”), (ii) the effectiveness of the Collaboration Agreement as of the Private Placement Closing, and (iii) the entry into the Board Observer and Confidentiality Agreement in the form attached to the Securities Purchase Agreement (the “Board Observer Agreement”) immediately prior to the Private Placement Closing, in addition to customary closing conditions with respect to performance of the Company and Quanta under the Securities Purchase Agreement, each as set forth more fully in the Securities Purchase Agreement. Pursuant to the Board Observer Agreement, until the Collaboration Agreement is terminated, Quanta will have the option and right to appoint a single representative to attend certain meetings of the board of directors of the Company, subject to exceptions, in a non-voting observer capacity.

The Securities Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and Quanta, on the other hand. The Securities Purchase Agreement also contains a lock-up provision prohibiting Quanta from selling any of the Shares from the period commencing on the date of the Private Placement Closing until the third (3rd) anniversary of the date of the Private Placement Closing.

The Securities Purchase Agreement may be terminated prior to the Private Placement Closing by Quanta or the Company if (i) the other party is in material breach of the Collaboration Agreement or the Securities Purchase Agreement and such breach is not timely cured or (ii) if the BIS Clearance is not obtained by December 31, 2025, each as set forth more fully in the Securities Purchase Agreement.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

No statement in this document or the attached exhibits is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 7.01.	Other Events.

On February 27, 2025, the Company issued a press release announcing its entering into the Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is hereby incorporated by reference.

The information included in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including without limitation: statements relating to Rigetti’s expectations regarding the satisfaction of the closing conditions related to the Securities Purchase Agreement; the potential benefits that Rigetti expects to receive from the Agreements; the expectation for the parties to the Collaboration Agreement to enter into statements of work pursuant to which Quanta will develop Covered Components for Rigetti; the expectation that Rigetti Sub will invest at least US $250,000,000 in the field of quantum computing, in furtherance of its product roadmap, in a five-year period; the expectation that Quanta will invest at least US $250,000,000 in the field of quantum computing in a five-year period; the ability of Quanta to supply Covered Components to Rigetti to meet Rigetti’s requirements; and the expectation that Rigetti will receive BIS Clearance in a timely manner or at all. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof and are based on management’s current assumptions, expectations, beliefs, and information. As such, Rigetti’s actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors and risks. Certain of these factors and risks, including market and other conditions, are discussed in more detail in Rigetti’s most recently-filed Annual Report on Form 10-K, Rigetti’s most recently-filed Quarterly Reports on Form 10-Q, and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by Rigetti or any other person that Rigetti’s objectives or plans will be achieved. The forward-looking statements contained herein reflect Rigetti’s beliefs, estimates, and predictions as of the date hereof, and Rigetti undertakes no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1*	Collaboration Agreement, dated as of February 27, 2025, by and between Rigetti & Co, LLC and Quanta Computer Inc.
10.2+	Securities Purchase Agreement, dated as of February 27, 2025, by and between Rigetti Computing, Inc. and Quanta Computer Inc.
99.1	Press Release issued by Rigetti Computing, Inc., dated February 27, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Certain portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.
+	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer